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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors:

        We hereby consent to the incorporation by reference in the Registration Statement filed on Form S-1 of our report dated January 4, 2005, relating to the financial statements of Coastal Bancshares Acquisition Corp. as of November 30, 2004 and for the period from May 19, 2004 (the inception date) to November 30, 2004.

HEIN & ASSOCIATES LLP

Houston, Texas
January 21, 2005

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM